FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Tables)	9 Months Ended
Dec. 31, 2023
Financial Instruments And Risk Management
Schedule of financial instrument

	As of December 31, 2023			As of March 31, 2023
	Amortized Cost	FVTOCI	FVTPL	Amortized Cost	FVTOCI	FVTPL

Financial assets
Cash and cash equivalents	$5,341	$–	$–	$10,545	$–	$–
Prepaid expenses and other receivables	$2,175	$–	$–	$2,689	$–	$–
Convertible note receivable, including accrued interest, net of impairment	$–	$–	$–	$–	$–	$442
Investment in associate	$–	$–	$452	$–	$–	$806
Investment in public company	$–	$5,544	$–	$–	$2,087	$–

	As of December 31, 2023		As of March 31, 2023
	Amortized Cost	FVTPL	Amortized Cost	FVTPL
Financial liabilities
Accounts payable and accrued liabilities	$2,658	$–	$1,865	$–
Lease liability - current	$50	$–	$–	$–
Lease liability - non-current	$225	$–	$–	$–
Warrant liability	$–	$7,443	$–	$–
Deferred purchase price payable - Tarus	$–	$7,329	$–	$7,179
Deferred obligation - iOx milestone	$–	$–	$–	$4,126